                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 19, 2005
                                                 -------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                        0-22760                48-1099142
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

     15301 W. 99th Street  Lenexa, Kansas                          66219
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code        (913) 647-0158
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On December 19, 2005, Elecsys Corporation announced the appointment of Mike
Reed as the new President of its NTG, Inc. subsidiary.  Mr. Reed will assume his role at NTG in January 2006.  Mr. Reed is currently  Vice President of Marketing for Ideal  Aerosmith,  Inc., a provider of inertial  guidance test equipment and aerospace engineering services. Prior to his current position, Mr. Reed was Vice
President and General Manager of Pentar Systems,  Inc. before its acquisition by
Ideal  Aerosmith  in 2002.  Prior to that,  Mr.  Reed  spent 20 years in various engineering,  marketing  and  management  roles at  Goodrich  Aerospace,  Kustom
Electronics and King Radio Corporation.

     A  copy  of  the  press  release  issued  by  the  Company  announcing  the appointment of Mr. Reed is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

       (c)  EXHIBITS. The following exhibits are filed herewith:

       99.1  Press Release dated December 19, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  December 19, 2005
                                       ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
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                                          Todd A. Daniels
                                          Vice President and Chief Financial
                                          Officer